Supplement to the
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund
September 29, 2026
Summary Prospectus

On September 11, 2026, the Board of Trustees approved a plan of liquidation for Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about December 17, 2026. New positions in the fund may continue to be opened and additional shares may be purchased until the fund's liquidation.
COA-SUSTK-0926-102 1.9919173.102	September 29, 2026